UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      September 30, 2004
                                                --------------------------------

                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)

      Delaware                      333-109285                    56-1930085
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(State or other jurisdiction   (Commission File No.)            (IRS Employer
     of incorporation)                                       Identification No.)

214 North Tryon Street, Charlotte, North Carolina           28255
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(Address of principal executive offices)                  (Zip Code)


Registrant's Telephone Number, including area code  (704) 386-2400
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   Other Events
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On September 30, 2004, Banc of America Funding Corporation, a Delaware
corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2004-3, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 30-IO, Class 15-IO, Class X-PO, Class 15-PO, Class 30-B-1, Class 30-B-2, Class 30-B-3, Class 15-B-1, Class 15-B-2 and Class 15-B-3 (the "Offered Certificates"), having an aggregate original principal balance of $373,352,059. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated September 30, 2004, among the Registrant, Washington Mutual Mortgage Securities Corp., as master servicer and representing party, and Wells Fargo Bank, N.A., as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2004-3, Class 30-B-4, Class 30-B-5, Class 30-B-6, Class 15-B-4, Class 15-B-5 and Class 15-B-6 Certificates, having an aggregate initial principal balance of $1,705,235 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.55% undivided interest in a trust (the "Trust"), consisting principally of two pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates distributions on which are subordinated to distributions on the Offered Certificates.

Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

Elections will be made to treat the Trust as a REMIC for federal income tax purposes (the "REMIC"). The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 2-A-1, Class 2-A-2, Class 30-IO, Class 15-IO, Class 15-PO, Class 30-B-1, Class 30-B-2, Class 30-B-3, Class 15-B-1, Class 15-B-2 and Class 15-B-3 Certificates and each Component of the Class X-PO Certificates will be treated as "regular interests" in the REMIC and the Class 1-A-R Certificate will be treated as the "residual interest" in the REMIC.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------
      (EX-4)                           Pooling and Servicing Agreement, dated
                                       September 30, 2004, among Banc of America
                                       Funding Corporation, Washington Mutual
                                       Mortgage Securities Corp., as master
                                       servicer and representing party, and
                                       Wells Fargo Bank, N.A., as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA FUNDING
                                          CORPORATION


September 30, 2004



                                    By: /s/ Scott Evans
                                        --------------------------------------
                                        Name:  Scott Evans
                                        Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                              Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------

   (EX-4)                   Pooling and Servicing Agreement,    E
                            dated September 30, 2004 among
                            Banc of America Funding
                            Corporation, Washington Mutual
                            Mortgage Securities Corp., as
                            master servicer and representing
                            party, and Wells Fargo Bank,
                            N.A., as trustee.